Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned, being a director and/or officer of S&T Bancorp, Inc. (the “Company”), hereby nominates, constitutes and appoints James C. Miller, Robert E. Rout and Todd D. Brice, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), a Registration Statement on Form S-4 (the “Registration Statement”) relating to the issuance of shares of the Company’s common stock, $2.50 par value per share, in connection with the acquisition by the Company of IBT Bancorp, Inc., a corporation chartered under the laws of the Commonwealth of Pennsylvania, and to file any and all amendments, including post-effective amendments, to the Registration Statement (and to file any subsequent registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to the Registration Statement), making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

This Power of Attorney has been signed by the following persons in the capacities indicated on January 21, 2008.

SIGNATURE	TITLE

/s/ James C. Miller
James C. Miller	Chairman and Chief Executive Officer (Principal Executive Officer)
/s/ Robert E. Rout
Robert E. Rout	Senior Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)
/s/ Joseph A. Kirk
Joseph A. Kirk	Director

/s/ Thomas A. Brice
Thomas A. Brice	Director

/s/ Todd D. Brice
Todd D. Brice	Director

/s/ James L. Carino
James L. Carino	Director

/s/ John J. Delaney
John J. Delaney	Director

/s/ Michael J. Donnelly
Michael J. Donnelly	Director

/s/ William J. Gatti
William J. Gatti	Director

/s/ Jeffrey D. Grube
Jeffrey D. Grube	Director

/s/ Frank W. Jones
Frank W. Jones	Director

David L. Krieger	Director

/s/ Samuel Levy
Samuel Levy	Director

SIGNATURE	TITLE

/s/ James V. Milano
James V. Milano	Director

Christine J. Olson	Director

/s/ Alan Papernick
Alan Papernick	Director

Charles A. Spadafora	Director